Filed Pursuant to Rule 433
                                                    Registration No.: 333-132809

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-FM3 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

  http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $731,196,000
                                  (Approximate)
                                 GSAMP 2006-FM3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                Approximate                       Expected       Initial                                             Expected
                 Principal         Primary         Credit     Pass-Through    Estimated Avg.   Principal Payment   S&P/ Moody's
Certificates   Balance(1)(4)   Collateral Group    Support       Rate(5)      Life (yrs)(2)      Window(2)(3)      Ratings(6)(7)
--------------------------------------------------------------------------------------------------------------------------------
A-1            $271,060,000        Group I         20.40%    LIBOR + [ - ]%        2.15          01/07 - 04/13        AAA/Aaa
A-2A           $164,472,000        Group II        20.40%    LIBOR + [ - ]%        0.95          01/07 - 09/08        AAA/Aaa
A-2B            $63,351,000        Group II        20.40%    LIBOR + [ - ]%        2.00          09/08 - 04/09        AAA/Aaa
A-2C            $66,707,000        Group II        20.40%    LIBOR + [ - ]%        3.25          04/09 - 02/12        AAA/Aaa
A-2D            $39,747,000        Group II        20.40%    LIBOR + [ - ]%        6.15          02/12 - 04/13        AAA/Aaa
M-1             $30,419,000      Group I & II      16.40%    LIBOR + [ - ]%        3.66          05/10 - 11/10        AA+/Aa1
M-2             $28,518,000      Group I & II      12.65%    LIBOR + [ - ]%        4.80          11/10 - 04/13         AA/Aa2
M-3             $13,309,000      Group I & II      10.90%    LIBOR + [ - ]%        6.34          04/13 - 04/13        AA-/Aa3
M-4             $12,167,000      Group I & II       9.30%    LIBOR + [ - ]%        4.46          04/10 - 04/13         A+/A1
M-5             $11,788,000      Group I & II       7.75%    LIBOR + [ - ]%        4.44          03/10 - 04/13          A/A2
M-6              $7,224,000      Group I & II       6.80%    LIBOR + [ - ]%        4.41          03/10 - 04/13         A-/A3
M-7              $9,126,000      Group I & II       5.60%    LIBOR + [ - ]%        4.41          02/10 - 04/13       BBB+/Baa1
M-8              $4,943,000      Group I & II       4.95%    LIBOR + [ - ]%        4.38          02/10 - 04/13        BBB/Baa2
M-9              $8,365,000      Group I & II       3.85%    LIBOR + [ - ]%        4.38          02/10 - 04/13       BBB-/Baa3
--------------------------------------------------------------------------------------------------------------------------------
Total          $731,196,000
--------------------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

--------------------------------------------------------------------------------------------------------------------------------
B-1              $9,506,000      Group I & II      2.60%     LIBOR + [ - ]%        N/A                N/A             N/A
B-2              $6,844,000      Group I & II      1.70%     LIBOR + [ - ]%        N/A                N/A             N/A
--------------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8 CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in November 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Todd Swanson, Moody's Ratings (415) 274-1714 and Peter Graham, Standard and Poor's (212) 438-1599.

Selected Mortgage Pool Data(8)
------------------------------


                                                                   Group I                       Group II                Aggregate
                                                       -----------------------------   ------------------------------
                                                       Adjustable Rate   Fixed Rate    Adjustable Rate    Fixed Rate
                                                       ---------------   -----------   ---------------   ------------   ------------
Aggregate Scheduled Principal Balance:                  $263,636,387     $79,400,016     $298,677,031    $124,341,616   $766,055,049
Number of Mortgage Loans:                                   1,202            379              819            893           3,293
Average Scheduled Principal Balance:                      $219,331         $209,499        $364,685        $139,240       $232,631
Weighted Average Gross Coupon:                             8.855%           7.746%          8.163%          8.736%         8.451%
Weighted Average Net Coupon:(9)                            8.345%           7.236%          7.653%          8.226%         7.941%
Weighted Average FICO Score:                                 596             648              640            677            632
Weighted Average Original LTV Ratio:(10)                   79.13%           75.11%          81.97%          54.26%         75.78%
Weighted Average Combined Original LTV Ratio:(10)          79.13%           75.11%          81.97%          87.73%         81.22%
Weighted Avg. Combined Original LTV
  with Silent Seconds:(10)                                 81.76%           77.02%          92.38%          91.46%         86.98%
Weighted Average Stated Remaining Term (months):             358             356              358            355            357
Weighted Average Seasoning(months):                           2               2                2              2              2
Weighted Average Months to Roll:(11)                         23              N/A              23             N/A             23
Weighted Average Gross Margin:(11)                         6.048%            N/A            5.650%           N/A           5.837%
Weighted Average Initial Rate Cap:(11)                     2.994%            N/A            3.000%           N/A           2.997%
Weighted Average Periodic Rate Cap:(11)                    1.500%            N/A            1.500%           N/A           1.500%
Weighted Average Gross Maximum Lifetime Rate:(11)          14.855%           N/A            14.163%          N/A          14.487%
Percentage of Loans with Silent Seconds:(12)                2.75%            2.71%           4.63%           2.60%          3.45%
Non-Zero Weighted Average Back-Debt to Income Ratio:       43.49%           40.96%          42.69%          39.86%         42.33%
Weighted Average % of Loans with MI:                        0.00%           0.00%            0.00%          0.00%          0.00%


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(11) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(12) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan and the second lien Mortgage Loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment & Loan ("Fremont").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.70% and excess spread.

o Fremont will service all of the Mortgage Loans. Fremont's residential primary servicer ratings for subprime loans are: Average (S&P), SQ3+ (Moody's) and RPS3+ (Fitch).

o Wells Fargo Bank, N.A. ("Wells Fargo") will act as master servicer, securities administrator and paying agent and will be required to monitor the performance of the Servicer.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06FM3" and on Bloomberg as "GSAMP 06-FM3".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $746,786,294. For the purposes of calculating the WAC Cap and each loan group WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              December 21, 2006

Cut-off Date:                       December 1, 2006

Statistical Calculation Date:       November 1, 2006

Expected Pricing Date:              Week of December 11, 2006

First Distribution Date:            January 25, 2007

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A Certificates:               Class A-1, Class A-2A, Class A-2B, Class
                                    A-2C and Class A-2D Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Sequential Class M Certificates:    Class M-1, Class M-2 and Class M-3
                                    Certificates

Class M Certificates:               Sequential Class M Certificates and Class
                                    M-4, Class M-5, Class M-6, Class M-7, Class
                                    M-8 and Class M-9 Certificates

Class B Certificates:               Class B-1 and Class B-2 Certificates

Residual Certificates:              Class R, Class RC and Class RX

LIBOR Certificates:                 Offered and Non-Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Fremont Investment & Loan ("Fremont")

Master Servicer and Securities      Wells Fargo Bank, N.A.
Administrator:

Trustee:                            Deutsche Bank National Trust Company

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Custodian:                          Deutsche Bank National Trust Company

Swap Provider:                      TBD

Servicing Fee Rate:                 50 bps

Master Servicing and Securities     No more than 1 bp
Administrator Fee Rate:

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing and Securities Administrator Fee
                                    Rate

Expense Fee:                        The aggregate of the servicing fee at the
                                    Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Final Scheduled Distribution Date:  For all certificates, the Distribution Date occurring in November 2036

Record Date:                        For any Distribution Date, the last business
                                    day of the related Interest Accrual Period

Delay Days:                         0 day delay on all the LIBOR Certificates

Prepayment Period:                  With respect to any Distribution Date, (i)
                                    with respect to voluntary Principal
                                    Prepayments in Full, the period commencing the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first distribution date, from December
                                    1, 2006) and ending on the 15th day of the calendar month in which such Distribution
                                    Date occurs, or (ii) the calendar month
                                    preceding the calendar month in which such Distribution Date occurs, with respect to any Principal Prepayments other than voluntary Principal Prepayments in Full.

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).

Pricing Prepayment Assumption:      Adjustable rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the Mortgage
                                    Loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the Mortgage
                                    Loan (i.e. loan age) and increasing to 24%
                                    CPR in month 12 (an approximate 1.727%
                                    increase per month), and remaining at 24%
                                    CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $343,036,403 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie
                                    Mac.

Group II Mortgage Loans:            Approximately $423,018,647 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date:

                                    Initial Gross WAC(1):           8.4507%
                                       Less Fees & Expenses(2):    (0.5100%)
                                                                  -----------
                                    Net WAC(1):                     7.9407%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                       Less Initial LIBOR
                                         Certificate Coupon
                                         (Approx.)(3):             (5.6225%)
                                       Initial Net Swap
                                         Inflow(3):                 0.6039%
                                                                  -----------
                                    Initial Excess Spread(1):       2.9222%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.

                                    (2)   Assumes a fee of 51 bps.

                                    (3)   Assumes 1-month LIBOR equal to 5.465%,
                                          initial marketing spreads and a 30-day
                                          month. This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability.

Compensating Interest:              Fremont will pay compensating interest equal
                                    to the lesser of (A) the aggregate of the prepayment interest shortfalls on the
                                    Mortgage Loans for the related Distribution
                                    Date resulting from Principal Prepayments in Full on the Mortgage Loans during the related Prepayment Period and (B) the servicing fee received for the related
                                    Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

                                    The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus with the SEC for the offering to which this communication relates). Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.70% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Statistical Calculation Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 40.80%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
  A                      20.40%                             40.80%
 M-1                     16.40%                             32.80%
 M-2                     12.65%                             25.30%
 M-3                     10.90%                             21.80%
 M-4                      9.30%                             18.60%
 M-5                      7.75%                             15.50%
 M-6                      6.80%                             13.60%
 M-7                      5.60%                             11.20%
 M-8                      4.95%                              9.90%
 M-9                      3.85%                              7.70%
 B-1                      2.60%                              5.20%
 B-2                      1.70%                              3.40%

(1)   Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 39.41% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


     Distribution Dates                    Cumulative Realized Loss Percentage
----------------------------   ------------------------------------------------------------
January 2009 - December 2009                    2.95% for the first month,
                               plus an additional 1/12th of 1.70% for each month thereafter

January 2010 - December 2010                    4.65% for the first month,
                               plus an additional 1/12th of 1.35% for each month thereafter

January 2011 - December 2011                    6.00% for the first month,
                               plus an additional 1/12th of 0.75% for each month thereafter

January 2012 - December 2012                    6.75% for the first month,
                               plus an additional 1/12th of 0.05% for each month thereafter

January 2013 and thereafter                                 6.80%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-Up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.20% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, and the net swap receivable from the Swap Provider for such Distribution Date and any swap termination payments owed to the Swap Provider or received from the Swap Provider. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


        Product           No Penalty    1-12 Months   13-24 Months   25-36 Months       Total
----------------------   ------------   -----------   ------------   ------------   ------------
2 YR ARM                  $91,295,116    $8,773,817    $91,925,009     $1,386,734   $193,380,676
2 YR ARM BALLOON 40/30     39,212,104     6,605,227     64,079,143      1,337,444    111,233,919
2 YR ARM BALLOON 50/30     56,207,344    11,027,750    113,705,111        247,147    181,187,352
2 YR ARM IO                10,016,362     3,734,345     27,216,501        295,000     41,262,208
3 YR ARM                    4,587,912             0        432,387      2,805,033      7,825,332
3 YR ARM BALLOON 40/30      1,384,386       258,297              0      1,617,088      3,259,770
3 YR ARM BALLOON 50/30      6,962,827     1,243,890        962,769      5,238,089     14,407,574
3 YR ARM IO                 1,510,480             0              0      2,697,649      4,208,129
5 YR ARM                    1,065,290       385,026              0      1,027,555      2,477,871
5 YR ARM BALLOON 40/30              0       990,519              0        182,537      1,173,056
5 YR ARM BALLOON 50/30        306,287             0        454,592        561,252      1,322,130
5 YR ARM IO                         0             0              0        575,400        575,400
FIXED                      42,815,602    17,126,855     23,933,192     66,200,156    150,075,806
FIXED BALLOON 40/30         3,303,490     6,869,964      1,576,394     15,326,025     27,075,875
FIXED BALLOON 50/30         5,036,631     3,452,402        119,980     17,980,937     26,589,951
======================   ============   ===========   ============   ============   ============
Total:                   $263,703,830   $60,468,093   $324,405,079   $117,478,048   $766,055,049
----------------------   ------------   -----------   ------------   ------------   ------------


        Product          No Penalty   1-12 Months   13-24 Months   25-36 Months
----------------------   ----------   -----------   ------------   ------------
2 YR ARM                   11.92%         1.15%         12.00%         0.18%
2 YR ARM BALLOON 40/30      5.12          0.86           8.36          0.17
2 YR ARM BALLOON 50/30      7.34          1.44          14.84          0.03
2 YR ARM IO                 1.31          0.49           3.55          0.04
3 YR ARM                    0.60          0.00           0.06          0.37
3 YR ARM BALLOON 40/30      0.18          0.03           0.00          0.21
3 YR ARM BALLOON 50/30      0.91          0.16           0.13          0.68
3 YR ARM IO                 0.20          0.00           0.00          0.35
5 YR ARM                    0.14          0.05           0.00          0.13
5 YR ARM BALLOON 40/30      0.00          0.13           0.00          0.02
5 YR ARM BALLOON 50/30      0.04          0.00           0.06          0.07
5 YR ARM IO                 0.00          0.00           0.00          0.08
FIXED                       5.59          2.24           3.12          8.64
FIXED BALLOON 40/30         0.43          0.90           0.21          2.00
FIXED BALLOON 50/30         0.66          0.45           0.02          2.35
======================   ==========   ===========   ============   ============
Total:                     34.42%         7.89%         42.35%        15.34%
----------------------   ----------   -----------   ------------   ------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of December 6, 2006 close) are used

o     40% loss severity; 6 month lag in recoveries

o Run to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par except for the M-9 priced at
      98.1958

o     Assumes bonds pay on 25th of month


                                   First Dollar of Loss            LIBOR Flat               0% Return
------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                32.51                     32.58                     34.01
            Yield (%)                             4.9715                    4.7197                    0.0388
            WAL                                     3.34                      3.34                      3.24
            Modified Duration                       3.05                      3.05                      3.04
            Principal Window               Apr10 - Apr10             Apr10 - Apr10             Mar10 - Mar10
            Principal Writedown        34,691.21 (0.11%)        309,528.46 (1.02%)     4,900,351.71 (16.11%)
            Total Collat Loss    151,004,445.39 (19.86%)   151,251,132.24 (19.89%)   155,027,664.33 (20.39%)
------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                24.70                     24.78                     26.14
            Yield (%)                             5.0268                    4.7217                    0.0176
            WAL                                     3.84                      3.84                      3.63
            Modified Duration                       3.46                      3.46                      3.39
            Principal Window               Oct10 - Oct10             Oct10 - Oct10             Aug10 - Aug10
            Principal Writedown         8,849.28 (0.03%)        372,365.01 (1.31%)     5,210,077.01 (18.27%)
            Total Collat Loss    127,446,082.94 (16.76%)   127,770,364.07 (16.80%)   131,448,642.41 (17.29%)
------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                21.64                     21.68                     22.19
            Yield (%)                             5.0305                    4.6983                    0.0447
            WAL                                     4.01                      4.01                      3.98
            Modified Duration                       3.59                      3.60                      3.66
            Principal Window               Dec10 - Dec10             Dec10 - Dec10             Dec10 - Dec10
            Principal Writedown        32,809.61 (0.25%)        226,043.33 (1.70%)     2,677,537.97 (20.12%)
            Total Collat Loss    116,207,746.78 (15.28%)   116,380,335.98 (15.30%)   118,568,689.06 (15.59%)
------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                18.95                     19.06                     19.51
            Yield (%)                             5.0531                    4.6742                    0.1011
            WAL                                     4.26                      4.18                      4.14
            Modified Duration                       3.79                      3.73                      3.79
            Principal Window               Mar11 - Mar11             Feb11 - Feb11             Feb11 - Feb11
            Principal Writedown        49,901.53 (0.41%)        259,030.57 (2.13%)     2,547,581.35 (20.94%)
            Total Collat Loss    106,273,894.11 (13.97%)   106,143,492.70 (13.96%)   108,187,304.83 (14.23%)
------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                16.58                     16.62                     17.11
            Yield (%)                             5.1266                    4.7514                    0.1107
            WAL                                     4.43                      4.43                      4.29
            Modified Duration                       3.92                      3.92                      3.92
            Principal Window               May11 - May11             May11 - May11             Apr11 - Apr11
            Principal Writedown        15,167.53 (0.13%)        230,951.30 (1.96%)     2,558,227.15 (21.70%)
            Total Collat Loss     96,277,559.42 (12.66%)    96,470,959.01 (12.69%)    98,266,365.63 (12.92%)
------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                15.21                     15.24                     15.50
            Yield (%)                             5.1129                    4.6516                    0.1724
            WAL                                     4.51                      4.51                      4.46
            Modified Duration                       3.98                      3.98                      4.04
            Principal Window               Jun11 - Jun11             Jun11 - Jun11             Jun11 - Jun11
            Principal Writedown        37,219.77 (0.52%)        202,638.89 (2.81%)     1,635,231.24 (22.64%)
            Total Collat Loss     90,065,973.76 (11.84%)    90,215,790.50 (11.86%)    91,510,047.28 (12.03%)
------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                13.50                     13.58                     13.91
            Yield (%)                             5.6075                    4.6448                    0.0646
            WAL                                     4.68                      4.67                      4.58
            Modified Duration                       4.06                      4.07                      4.12
            Principal Window               Aug11 - Aug11             Aug11 - Aug11             Aug11 - Aug11
            Principal Writedown        34,380.15 (0.38%)        486,534.66 (5.33%)     2,352,015.77 (25.77%)
            Total Collat Loss     82,280,459.40 (10.82%)    82,697,374.84 (10.87%)    84,409,143.47 (11.10%)
------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of December 6, 2006 close) are used

o     40% loss severity; 6 month lag in recoveries

o Run to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par except for the M-9 priced at
      98.1958

o     Assumes bonds pay on 25th of month


                                   First Dollar of Loss            LIBOR Flat               0% Return
----------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                12.60                    12.67                    12.85
            Yield (%)                             6.2039                   4.6614                   0.0164
            WAL                                     4.76                     4.76                     4.68
            Modified Duration                       4.04                     4.06                     4.10
            Principal Window               Sep11 - Sep11            Sep11 - Sep11            Sep11 - Sep11
            Principal Writedown        52,470.37 (1.06%)       450,854.62 (9.12%)    1,476,392.73 (29.87%)
            Total Collat Loss     77,955,885.87 (10.25%)   78,329,304.97 (10.30%)   79,286,757.63 (10.43%)
----------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                11.11                    11.37                    11.66
            Yield (%)                             8.2346                   4.6911                   0.0142
            WAL                                     4.93                     4.86                     4.59
            Modified Duration                       3.99                     4.01                     3.99
            Principal Window               Nov11 - Nov11            Nov11 - Nov11            Oct11 - Oct11
            Principal Writedown        20,761.67 (0.25%)    1,575,194.37 (18.83%)    3,139,767.03 (37.53%)
            Total Collat Loss      70,602,917.55 (9.28%)    72,043,812.30 (9.47%)    73,269,423.64 (9.63%)
----------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
--------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 4.73           3.19          2.31           1.63          1.25           1.10
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       311            221           162            119            32            27
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.62           1.18          0.95           0.79          0.68           0.60
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        37            25             21            17             14            12
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.95          2.61           2.00          1.71           1.45          1.24
            First Prin Pay       37            25             21            17             14            12
            Last Prin Pay        62            41             28            23             21            17
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 7.54          4.97           3.25          2.21           1.92          1.73
            First Prin Pay       62            41             28            23             21            17
            Last Prin Pay       130            86             62            32             25            23
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                16.20          10.95          8.06          5.18           2.41          2.11
            First Prin Pay      130            86             62            32             25            23
            Last Prin Pay       329            240           180            140            32            28
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 5.58          3.74           3.66          4.14           3.97          3.33
            First Prin Pay       50            37             41            45             42            36
            Last Prin Pay        87            57             47            54             54            45
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 9.88          6.50           4.80          5.06           5.29          4.39
            First Prin Pay       87            57             47            54             54            45
            Last Prin Pay       164            108            79            68             78            64
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-3   WAL                18.02          12.15          8.89          6.95           7.57          6.25
            First Prin Pay      164            108            79            68             78            64
            Last Prin Pay       287            200           148            114           112            93
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 9.49          6.31           4.88          4.35           3.80          3.20
            First Prin Pay       50            37             40            43             40            34
            Last Prin Pay       252            172           126            97             77            64
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 9.44          6.27           4.83          4.23           3.67          3.10
            First Prin Pay       50            37             39            42             38            33
            Last Prin Pay       243            164           120            93             74            61
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 9.39          6.23           4.78          4.15           3.57          3.01
            First Prin Pay       50            37             39            41             37            32
            Last Prin Pay       231            156           114            88             70            58
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-7   WAL                 9.33          6.19           4.74          4.08           3.48          2.94
            First Prin Pay       50            37             38            40             36            31
            Last Prin Pay       223            150           110            84             67            56
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-8   WAL                 9.25          6.13           4.68          4.02           3.42          2.90
            First Prin Pay       50            37             38            40             36            30
            Last Prin Pay       211            141           103            79             63            52
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-9   WAL                 9.15          6.06           4.62          3.93           3.34          2.83
            First Prin Pay       50            37             38            39             35            30
            Last Prin Pay       203            136            99            76             60            50
--------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised


                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
--------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 4.43           2.98          2.15           1.54          1.25           1.10
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       158            105            76            58             32            27
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.62           1.18          0.95           0.79          0.68           0.60
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        37            25             21            17             14            12
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.95          2.61           2.00          1.71           1.45          1.24
            First Prin Pay       37            25             21            17             14            12
            Last Prin Pay        62            41             28            23             21            17
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 7.54          4.97           3.25          2.21           1.92          1.73
            First Prin Pay       62            41             28            23             21            17
            Last Prin Pay       130            86             62            32             25            23
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                12.77          8.47           6.15          3.72           2.41          2.11
            First Prin Pay      130            86             62            32             25            23
            Last Prin Pay       158            105            76            58             32            28
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 5.58          3.74           3.66          4.14           3.79          3.20
            First Prin Pay       50            37             41            45             42            36
            Last Prin Pay        87            57             47            54             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 9.87          6.50           4.80          4.80           3.84          3.26
            First Prin Pay       87            57             47            54             46            39
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-3   WAL                13.18          8.76           6.34          4.84           3.84          3.26
            First Prin Pay      158            105            76            58             46            39
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 8.67          5.74           4.46          4.02           3.54          2.99
            First Prin Pay       50            37             40            43             40            34
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 8.67          5.74           4.44          3.92           3.42          2.90
            First Prin Pay       50            37             39            42             38            33
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 8.67          5.74           4.41          3.86           3.33          2.82
            First Prin Pay       50            37             39            41             37            32
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-7   WAL                 8.67          5.74           4.41          3.82           3.27          2.78
            First Prin Pay       50            37             38            40             36            31
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-8   WAL                 8.67          5.74           4.38          3.79           3.23          2.75
            First Prin Pay       50            37             38            40             36            30
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-9   WAL                 8.67          5.74           4.38          3.75           3.19          2.71
            First Prin Pay       50            37             38            39             35            30
            Last Prin Pay       158            105            76            58             46            39
--------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and six-month LIBOR Forward Curves as of December 6, 2006 close, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess              Distribution     Excess              Distribution    Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
  1         Jan-07        2.1132       49        Jan-11        4.0068       97        Jan-15        3.8599
  2         Feb-07        2.7553       50        Feb-11        3.9950       98        Feb-15        3.8725
  3         Mar-07        3.2533       51        Mar-11        4.4909       99        Mar-15        4.3815
  4         Apr-07        2.7503       52        Apr-11        3.9999       100       Apr-15        3.9097
  5         May-07        2.9130       53        May-11        4.1573       101       May-15        4.0857
  6         Jun-07        2.7460       54        Jun-11        3.9767       102       Jun-15        3.9347
  7         Jul-07        2.9113       55        Jul-11        4.1352       103       Jul-15        4.1088
  8         Aug-07        2.7463       56        Aug-11        3.9547       104       Aug-15        3.9598
  9         Sep-07        2.7477       57        Sep-11        3.9463       105       Sep-15        3.9707
  10        Oct-07        2.9162       58        Oct-11        4.1353       106       Oct-15        4.1521
  11        Nov-07        2.7557       59        Nov-11        3.9561       107       Nov-15        4.0052
  12        Dec-07        2.9252       60        Dec-11        4.1144       108       Dec-15        4.1751
  13        Jan-08        2.7659       61        Jan-12        3.9439       109       Jan-16        4.0326
  14        Feb-08        2.7720       62        Feb-12        3.9280       110       Feb-16        4.0462
  15        Mar-08        3.1079       63        Mar-12        4.2568       111       Mar-16        4.3732
  16        Apr-08        2.7819       64        Apr-12        3.9221       112       Apr-16        4.0832
  17        May-08        2.9519       65        May-12        4.0867       113       May-16        4.2516
  18        Jun-08        2.7902       66        Jun-12        3.9128       114       Jun-16        4.1090
  19        Jul-08        2.9585       67        Jul-12        4.0793       115       Jul-16        4.2790
  20        Aug-08        2.7992       68        Aug-12        3.9052       116       Aug-16        4.1391
  21        Sep-08        2.8973       69        Sep-12        3.9050       117       Sep-16        4.1559
  22        Oct-08        4.2178       70        Oct-12        4.0842       118       Oct-16        4.3364
  23        Nov-08        4.0244       71        Nov-12        3.9123       119       Nov-16        4.2013
  24        Dec-08        4.1753       72        Dec-12        4.0804       120       Dec-16        4.3681
  25        Jan-09        3.9953       73        Jan-13        3.9103
  26        Feb-09        4.0010       74        Feb-13        3.9083
  27        Mar-09        4.4933       75        Mar-13        4.4132
  28        Apr-09        4.0215       76        Apr-13        3.9207
  29        May-09        4.1789       77        May-13        3.8445
  30        Jun-09        4.0039       78        Jun-13        3.6786
  31        Jul-09        4.1598       79        Jul-13        3.8498
  32        Aug-09        3.9842       80        Aug-13        3.6838
  33        Sep-09        3.9788       81        Sep-13        3.6897
  34        Oct-09        4.2238       82        Oct-13        3.8714
  35        Nov-09        4.0542       83        Nov-13        3.7090
  36        Dec-09        4.2076       84        Dec-13        3.8809
  37        Jan-10        4.0271       85        Jan-14        3.7212
  38        Feb-10        3.9620       86        Feb-14        3.7286
  39        Mar-10        4.5178       87        Mar-14        4.2383
  40        Apr-10        4.0529       88        Apr-14        3.7542
  41        May-10        4.2146       89        May-14        3.9256
  42        Jun-10        4.0391       90        Jun-14        3.7709
  43        Jul-10        4.1980       91        Jul-14        3.9433
  44        Aug-10        4.0219       92        Aug-14        3.7891
  45        Sep-10        4.0149       93        Sep-14        3.8014
  46        Oct-10        4.1995       94        Oct-14        3.9856
  47        Nov-10        4.0234       95        Nov-14        3.8347
  48        Dec-10        4.1828       96        Dec-14        4.0090


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution   WAC Cap   Loan Group I   Loan Group II            Distribution   WAC Cap   Loan Group I   Loan Group II
Period       Date         (%)      WAC Cap (%)     WAC Cap (%)   Period       Date         (%)      WAC Cap (%)    WAC Cap (%)
------   ------------   -------   ------------   -------------   ------   ------------   -------   ------------   -------------
   1        Jan-07      21.6837     21.8098         21.5813        49        Jan-11      16.8857     17.1610         16.6725
   2        Feb-07      22.5238     22.6660         22.4086        50        Feb-11      16.7493     17.0228         16.5377
   3        Mar-07      23.2917     23.4486         23.1645        51        Mar-11      17.8085     18.1093         17.5760
   4        Apr-07      22.3944     22.5356         22.2800        52        Apr-11      16.4832     16.7530         16.2750
   5        May-07      22.5571     22.7025         22.4395        53        May-11      16.7235     17.0003         16.5100
   6        Jun-07      22.1871     22.3270         22.0739        54        Jun-11      16.2255     16.4915         16.0206
   7        Jul-07      22.3077     22.4515         22.1916        55        Jul-11      16.4685     16.7414         16.2586
   8        Aug-07      21.8934     22.0316         21.7818        56        Aug-11      15.9756     16.2376         15.7741
   9        Sep-07      21.7112     21.8483         21.6006        57        Sep-11      15.8539     16.1146         15.6536
  10        Oct-07      21.7572     21.8976         21.6439        58        Oct-11      16.1170     16.3856         15.9109
  11        Nov-07      21.2328     21.3676         21.1242        59        Nov-11      15.6304     15.8883         15.4327
  12        Dec-07      21.2253     21.3633         21.1140        60        Dec-11      15.8795     16.1439         15.6771
  13        Jan-08      20.7102     20.8427         20.6035        61        Jan-12      10.9785     11.2323         10.7844
  14        Feb-08      20.4558     20.5871         20.3501        62        Feb-12      10.9608     11.2125         10.7685
  15        Mar-08      20.7357     20.8748         20.6238        63        Mar-12      11.6979     11.9651         11.4941
  16        Apr-08      19.9603     20.0892         19.8566        64        Apr-12      10.9331     11.1815         10.7437
  17        May-08      19.9750     20.1070         19.8689        65        May-12      11.2791     11.5335         11.0853
  18        Jun-08      19.4817     19.6083         19.3801        66        Jun-12      10.8973     11.1413         10.7117
  19        Jul-08      19.5055     19.6360         19.4006        67        Jul-12      11.2421     11.4919         11.0522
  20        Aug-08      19.0246     19.1543         18.9205        68        Aug-12      10.8615     11.1010         10.6796
  21        Sep-08      18.9624     19.2911         18.6987        69        Sep-12      10.8438     11.0813         10.6636
  22        Oct-08      20.8466     21.0653         20.6723        70        Oct-12      11.1944     11.4381         11.0097
  23        Nov-08      20.6237     20.8238         20.4650        71        Nov-12      10.8152     11.0488         10.6384
  24        Dec-08      20.2176     20.4167         20.0601        72        Dec-12      11.1571     11.3960         10.9764
  25        Jan-09      19.2188     19.4071         19.0696        73        Jan-13      10.7791     11.0080         10.6063
  26        Feb-09      18.4077     18.5962         18.2585        74        Feb-13      10.7611     10.9876         10.5902
  27        Mar-09      19.2908     19.6039         19.0431        75        Mar-13      11.8941     12.1421         11.7071
  28        Apr-09      18.8773     19.1111         18.6925        76        Apr-13      10.7250     10.9466         10.5581
  29        May-09      19.0113     19.2490         18.8237        77        May-13      11.0638     11.2902         10.8935
  30        Jun-09      18.4538     18.6821         18.2736        78        Jun-13      10.6888     10.9054         10.5261
  31        Jul-09      18.5926     18.8274         18.4077        79        Jul-13      11.0264     11.2477         10.8604
  32        Aug-09      18.0458     18.2740         17.8662        80        Aug-13      10.6527     10.8642         10.4941
  33        Sep-09      18.1337     18.4615         17.8759        81        Sep-13      10.6346     10.8436         10.4781
  34        Oct-09      19.4322     19.7362         19.1932        82        Oct-13      10.9704     11.1837         10.8108
  35        Nov-09      18.9034     19.1873         18.6805        83        Nov-13      10.5984     10.8022         10.4461
  36        Dec-09      19.1150     19.4069         18.8862        84        Dec-13      10.9330     11.1409         10.7779
  37        Jan-10      18.5776     18.8586         18.3575        85        Jan-14      10.5623     10.7608         10.4143
  38        Feb-10      18.4204     18.7000         18.2015        86        Feb-14      10.5443     10.7401         10.3984
  39        Mar-10      19.4757     19.7891         19.2307        87        Mar-14      11.6540     11.8679         11.4949
  40        Apr-10      18.1593     18.4471         17.9346        88        Apr-14      10.5082     10.6986         10.3667
  41        May-10      18.3939     18.6862         18.1658        89        May-14      10.8398     11.0338         10.6959
  42        Jun-10      17.8620     18.1432         17.6427        90        Jun-14      10.4722     10.6571         10.3350
  43        Jul-10      18.0819     18.3708         17.8569        91        Jul-14      10.8026     10.9908         10.6632
  44        Aug-10      17.5565     17.8346         17.3400        92        Aug-14      10.4362     10.6155         10.3035
  45        Sep-10      17.4109     17.6906         17.1934        93        Sep-14      10.4182     10.5947         10.2878
  46        Oct-10      17.6764     17.9697         17.4486        94        Oct-14      10.7470     10.9264         10.6145
  47        Nov-10      17.1655     17.4445         16.9491        95        Nov-14      10.3824     10.5532         10.2564
  48        Dec-10      17.3974     17.6838         17.1754        96        Dec-14      10.7100     10.8835         10.5822


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

               Distribution     Aggregate    Loan Group I   Loan Group II
      Period       Date        WAC Cap (%)    WAC Cap (%)    WAC Cap (%)
      ------   -------------   -----------   ------------   -------------
        97            Jan-15     10.3466       10.5116        10.2252
        98            Feb-15     10.3288       10.4908        10.2096
        99            Mar-15     11.4157       11.5918        11.2863
        100           Apr-15     10.2932       10.4493        10.1786
        101           May-15     10.6179       10.7761        10.5019
        102           Jun-15     10.2576       10.4078        10.1477
        103           Jul-15     10.5813       10.7333        10.4701
        104           Aug-15     10.2223       10.3663        10.1170
        105           Sep-15     10.2046       10.3456        10.1017
        106           Oct-15     10.5266       10.6691        10.4227
        107           Nov-15     10.1694       10.3043        10.0713
        108           Dec-15     10.4903       10.6264        10.3913
        109           Jan-16     10.1344       10.2630        10.0410
        110           Feb-16     10.1170       10.2424        10.0259
        111           Mar-16     10.7961       10.9268        10.7013
        112           Apr-16     10.0822       10.2013         9.9959
        113           May-16     10.4003       10.5201        10.3137
        114           Jun-16     10.0476       10.1603         9.9661
        115           Jul-16     10.3647       10.4778        10.2830
        116           Aug-16     10.0131       10.1194         9.9365
        117           Sep-16      9.9960       10.0990         9.9218
        118           Oct-16     10.3115       10.4146        10.2373
        119           Nov-16      9.9618       10.0583         9.8925
        120           Dec-16     10.2763       10.3726        10.2072

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $746,786,294. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Amortization
Schedule is calculated as approximately 150% of the Pricing Prepayment
Assumption.

                                  Swap Schedule


         Distribution   Swap Notional     Fixed Rate              Distribution   Swap Notional     Fixed Rate
Period       Date         Amount ($)    (Trust Pays) %   Period       Date           Amount      (Trust Pays) %
------   ------------   -------------   --------------   ------   ------------   -------------   --------------
  1         Jan-07       746,786,294        4.850          38        Feb-10       118,914,289        4.850
  2         Feb-07       737,017,589        4.850          39        Mar-10       113,007,138        4.850
  3         Mar-07       725,038,498        4.850          40        Apr-10       107,408,908        4.850
  4         Apr-07       710,868,582        4.850          41        May-10       102,102,734        4.850
  5         May-07       694,546,165        4.850          42        Jun-10        96,895,449        4.850
  6         Jun-07       676,128,895        4.850          43        Jul-10        91,948,450        4.850
  7         Jul-07       655,694,076        4.850          44        Aug-10        87,257,627        4.850
  8         Aug-07       633,338,762        4.850          45        Sep-10        82,809,103        4.850
  9         Sep-07       609,180,865        4.850          46        Oct-10        78,589,780        4.850
  10        Oct-07       583,360,410        4.850          47        Nov-10        74,587,295        4.850
  11        Nov-07       556,113,303        4.850          48        Dec-10        70,789,974        4.850
  12        Dec-07       530,118,046        4.850          49        Jan-11        67,186,796        4.850
  13        Jan-08       505,323,203        4.850          50        Feb-11        63,767,356        4.850
  14        Feb-08       481,672,755        4.850          51        Mar-11        60,521,823        4.850
  15        Mar-08       459,113,321        4.850          52        Apr-11        57,440,916        4.850
  16        Apr-08       437,594,029        4.850          53        May-11        54,515,870        4.850
  17        May-08       417,066,404        4.850          54        Jun-11        51,738,403        4.850
  18        Jun-08       397,484,250        4.850          55        Jul-11        49,100,689        4.850
  19        Jul-08       378,803,541        4.850          56        Aug-11        46,595,338        4.850
  20        Aug-08       360,982,322        4.850          57        Sep-11        44,215,366        4.850
  21        Sep-08       343,971,576        4.850          58        Oct-11        41,954,170        4.850
  22        Oct-08       327,703,712        4.850          59        Nov-11        39,805,508        4.850
  23        Nov-08       311,937,588        4.850          60        Dec-11        37,762,640        4.850
  24        Dec-08       275,280,347        4.850          61        Jan-12            0               0
  25        Jan-09       243,565,277        4.850
  26        Feb-09       216,237,587        4.850
  27        Mar-09       204,419,598        4.850
  28        Apr-09       193,260,307        4.850
  29        May-09       182,699,456        4.850
  30        Jun-09       172,703,732        4.850
  31        Jul-09       163,241,731        4.850
  32        Aug-09       154,283,840        4.850
  33        Sep-09       149,813,544        4.850
  34        Oct-09       146,006,331        4.850
  35        Nov-09       138,673,445        4.850
  36        Dec-09       131,727,919        4.850
  37        Jan-10       125,148,234        4.850


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $766,055,049
Number of Mortgage Loans:                                                  3,293
Average Scheduled Principal Balance:                                    $232,631
Weighted Average Gross Coupon:                                            8.451%
Weighted Average Net Coupon: (2)                                          7.941%
Weighted Average FICO Score:                                                 632
Weighted Average Original LTV Ratio: (3)                                  75.78%
Weighted Average Combined Original LTV Ratio: (3)                         81.22%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                        5.837%
Weighted Average Initial Rate Cap: (4)                                    2.997%
Weighted Average Periodic Rate Cap: (4)                                   1.500%
Weighted Average Gross Maximum Lifetime Rate: (4)                        14.487%
Percentage of Loans with Silent Seconds: (5)                               3.45%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      42.33%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Current Principal         of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Balance                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
$50,000 & Below            292    $10,441,658        1.36%    11.112%       652     $35,759      97.08%   97.08%   73.33%     94.78%
$50,001 - $75,000          238     14,995,970        1.96     10.705        643      63,008      93.03    93.78    65.37      90.14
$75,001 - $100,000         239     20,868,294        2.72     10.026        633      87,315      86.63    88.48    63.07      92.16
$100,001 - $125,000        240     27,272,939        3.56      9.373        615     113,637      80.40    84.67    68.67      94.57
$125,001 - $150,000        252     34,709,692        4.53      9.493        611     137,737      80.49    84.45    64.99      92.43
$150,001 - $200,000        493     86,246,907       11.26      8.886        617     174,943      79.25    84.66    66.93      94.12
$200,001 - $250,000        341     76,750,189       10.02      8.522        614     225,074      78.96    84.89    68.24      95.11
$250,001 - $300,000        295     81,237,718       10.60      8.446        618     275,382      79.57    85.42    63.01      91.53
$300,001 - $350,000        231     74,538,233        9.73      8.111        633     322,676      81.69    88.18    56.90      94.40
$350,001 - $400,000        166     62,553,022        8.17      8.194        631     376,825      81.19    87.65    55.06      94.64
$400,001 & Above           506    276,440,427       36.09      7.883        648     546,325      81.34    87.96    59.60      93.14
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Current Rate            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
5.000 - 5.499%               1       $959,999        0.13%     5.350%       717    $959,999      80.00%  100.00%  100.00%    100.00%
5.500 - 5.999%              25     10,799,724        1.41      5.990        745     431,989      66.76    66.76   100.00     100.00
6.000 - 6.499%              75     26,903,347        3.51      6.275        697     358,711      73.07    78.85    97.16     100.00
6.500 - 6.999%             203     72,935,390        9.52      6.804        675     359,288      78.91    88.53    86.24      95.62
7.000 - 7.499%             274     91,501,791       11.94      7.266        654     333,948      79.83    89.12    79.49      95.83
7.500 - 7.999%             427    129,014,000       16.84      7.752        640     302,141      81.39    89.42    70.44      92.96
8.000 - 8.499%             298     80,195,252       10.47      8.249        639     269,112      81.63    89.94    54.69      91.41
8.500 - 8.999%             465    127,056,362       16.59      8.750        624     273,239      82.49    88.02    46.22      90.67
9.000% & Above           1,525    226,689,185       29.59     10.149        593     148,649      83.22    84.48    47.57      93.33
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Credit Score            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
740 & Above                121    $36,348,070        4.74%     7.382%       766    $300,397      78.85%   83.80%   65.41%     83.28%
720 - 739                   85     24,988,887        3.26      7.708        729     293,987      82.64    90.07    51.31      93.78
700 - 719                  158     41,670,410        5.44      7.864        709     263,737      82.15    91.19    49.60      86.79
680 - 699                  248     60,948,132        7.96      7.873        689     245,759      83.36    92.56    50.93      92.22
660 - 679                  388     88,350,137       11.53      8.078        669     227,707      84.18    93.74    59.56      94.11
640 - 659                  574    123,544,684       16.13      8.306        649     215,235      84.48    94.13    54.23      93.74
620 - 639                  448     95,409,715       12.45      8.290        628     212,968      84.20    90.88    76.53      94.09
600 - 619                  359     80,345,354       10.49      8.450        609     223,803      83.18    88.14    73.52      94.70
580 - 599                  191     48,836,986        6.38      8.672        589     255,691      81.73    81.89    65.20      94.81
560 - 579                  179     41,622,423        5.43      9.013        569     232,528      75.90    76.26    60.08      94.88
540 - 559                  193     48,559,277        6.34      9.159        550     251,602      74.90    75.27    65.32      97.79
520 - 539                  155     34,149,141        4.46      9.710        530     220,317      72.39    72.49    61.86      95.65
500 - 519                  194     41,281,833        5.39     10.189        509     212,793      70.94    70.94    60.88      95.06
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Lien                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1                        2,570   $714,172,832       93.23%     8.262%       629    $277,888      79.88%   86.06%   62.39%     93.07%
2                          723     51,882,217        6.77     11.043        664      71,760      99.67    99.67    56.46      99.14
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Combined                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
60.00% & Below             219    $43,068,623        5.62%     8.482%       601    $196,660      49.86%   50.11%   64.50%     94.23%
60.01 - 70.00%             261     66,502,035        8.68      8.773        598     254,797      66.58    66.69    52.54      94.45
70.01 - 80.00%           1,240    355,280,198       46.38      8.060        636     286,516      79.02    90.62    57.52      95.10
80.01 - 85.00%             252     74,702,121        9.75      8.162        614     296,437      84.50    86.03    74.64      94.20
85.01 - 90.00%             400    113,898,412       14.87      8.392        631     284,746      89.71    91.08    74.66      81.77
90.01 - 95.00%             176     41,448,384        5.41      8.572        651     235,502      94.73    94.89    64.85      96.92
95.01 - 100.00%            745     71,155,276        9.29     10.406        666      95,510      99.94    99.94    56.34     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
60.00% & Below             942    $94,950,840       12.39%     9.881%       636    $100,797      77.08%   77.19%   60.11%     96.91%
60.01 - 70.00%             261     66,502,035        8.68      8.773        598     254,797      66.58    66.69    52.54      94.45
70.01 - 80.00%           1,240    355,280,198       46.38      8.060        636     286,516      79.02    90.62    57.52      95.10
80.01 - 85.00%             252     74,702,121        9.75      8.162        614     296,437      84.50    86.03    74.64      94.20
85.01 - 90.00%             395    113,417,376       14.81      8.379        631     287,133      89.70    91.09    74.55      81.72
90.01 - 95.00%             124     39,482,322        5.15      8.425        651     318,406      94.73    94.91    63.98      97.82
95.01 - 100.00%             79     21,720,157        2.84      9.014        671     274,939      99.91    99.91    59.37     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Documentation           Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Full Doc                 2,130   $474,836,603       61.98%     8.117%       629    $222,928      81.62%   86.99%  100.00%     92.33%
Stated Doc               1,125    278,429,319       36.35      9.022        637     247,493      80.24    86.69     0.00      95.29
Limited Doc                 38     12,789,127        1.67      8.391        628     336,556      87.71    93.07     0.00      96.49
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Purpose                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Cashout Refi             1,876   $472,174,928       61.64%     8.483%       613    $251,692      79.11%   81.53%   64.25%     94.34%
Purchase                 1,352    276,785,527       36.13      8.434        664     204,723      85.12    96.76    56.38      91.86
Rate/term Refi              65     17,094,594        2.23      7.832        639     262,994      76.27    79.21    90.14      96.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Occupancy               Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Owner Occupied           3,066   $716,089,530       93.48%     8.438%       630    $233,558      81.18%   87.18%   61.23%    100.00%
Investor                   204     42,439,538        5.54      8.741        657     208,037      82.37    85.19    74.38       0.00
Second Home                 23      7,525,981        0.98      8.019        643     327,217      78.24    78.76    64.21       0.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Property Type           Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Single Family            2,859   $656,454,074       85.69%     8.461%       628    $229,610      81.13%   86.81%   63.05%     94.87%
2 Family                   182     53,696,387        7.01      8.286        671     295,035      81.12    87.87    43.41      85.74
Condo                      212     42,267,033        5.52      8.527        645     199,373      83.70    91.05    62.37      90.02
3-4 Family                  40     13,637,555        1.78      8.373        630     340,939      77.90    79.19    82.64      67.67
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
State                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
CA                         661   $217,789,864       28.43%     8.083%       642    $329,485      80.39%   86.34%   61.87%     95.06%
FL                         516     97,526,340       12.73      8.643        622     189,005      79.89    85.51    56.96      93.19
NY                         235     77,660,242       10.14      8.076        660     330,469      80.92    86.40    52.41      88.93
MD                         285     68,327,618        8.92      8.588        623     239,746      81.11    86.06    64.87      96.23
NJ                         162     41,122,895        5.37      9.061        612     253,845      80.32    83.94    52.94      96.56
IL                         194     35,787,032        4.67      8.843        618     184,469      84.11    88.52    67.18      94.26
VA                         132     31,989,024        4.18      8.823        606     242,341      81.30    87.24    65.82      97.39
AZ                         110     20,395,735        2.66      8.578        624     185,416      80.86    86.64    63.12      88.70
GA                         116     15,902,266        2.08      8.566        635     137,088      85.55    94.25    85.06      91.92
HI                          43     13,711,722        1.79      7.856        661     318,877      80.94    89.16    58.62      98.62
Other                      839    145,842,313       19.04      8.683        626     173,829      82.67    89.15    67.34      90.87
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Zip                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
20772                       12     $3,786,360        0.49%     7.855%       651    $315,530      80.31%   88.67%   91.56%    100.00%
11233                        8      2,724,486        0.36      8.309        679     340,561      83.49    91.51    41.95     100.00
11234                        7      2,433,975        0.32      8.372        660     347,711      87.38    96.61    47.25     100.00
94080                        6      2,329,330        0.30      8.462        655     388,222      84.00   100.00    64.38     100.00
11434                       10      2,254,656        0.29      8.356        679     225,466      82.90    95.05    61.25      83.92
20774                        9      2,186,759        0.29      8.229        614     242,973      84.27    87.67    77.66     100.00
20721                        6      2,167,469        0.28      7.910        607     361,245      84.20    86.60   100.00     100.00
92345                       10      2,118,154        0.28      8.518        594     211,815      78.58    85.85   100.00     100.00
11413                        7      2,046,620        0.27      8.308        689     292,374      85.25    97.90    46.11      79.04
92532                        5      1,972,702        0.26      8.455        638     394,540      87.76    98.29    34.18     100.00
Other                    3,213    742,034,539       96.86      8.457        631     230,948      81.14    86.80    61.80      93.37
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Remaining               Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Maturity                Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1 - 180                     63     $2,267,512        0.30%    10.746%       666     $35,992      90.89%   90.89%   75.18%     80.96%
181 - 240                    6        973,188        0.13      8.308        637     162,198      76.56    76.56    61.38      72.34
241 - 360                3,224    762,814,349       99.58      8.444        632     236,605      81.19    86.98    61.95      93.54
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Amortization Type       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
2 YR ARM                   843   $193,380,676       25.24%     8.929%       602    $229,396      80.29%   85.17%   53.82%     90.56%
2 YR ARM BALLOON 40/30     372    111,233,919       14.52      8.606        616     299,016      80.68    85.91    52.58      89.84
2 YR ARM BALLOON 50/30     558    181,187,352       23.65      8.253        627     324,709      81.03    88.39    53.71      95.47
2 YR ARM IO                122     41,262,208        5.39      7.525        658     338,215      81.43    98.09    82.72     100.00
3 YR ARM                    40      7,825,332        1.02      8.615        616     195,633      81.95    88.52    59.96      97.24
3 YR ARM BALLOON 40/30      12      3,259,770        0.43      8.050        644     271,647      80.93    82.74    64.40      81.56
3 YR ARM BALLOON 50/30      42     14,407,574        1.88      8.025        648     343,037      79.16    85.66    65.04      87.28
3 YR ARM IO                 14      4,208,129        0.55      6.950        659     300,581      79.62    94.62    89.54     100.00
5 YR ARM                    10      2,477,871        0.32      8.391        646     247,787      82.68    90.25    76.71      90.71
5 YR ARM BALLOON 40/30       2      1,173,056        0.15      8.385        604     586,528      48.59    48.59   100.00      84.44
5 YR ARM BALLOON 50/30       4      1,322,130        0.17      7.329        696     330,532      84.27    94.01    83.07      65.62
5 YR ARM IO                  2        575,400        0.08      6.902        683     287,700      80.00   100.00   100.00     100.00
FIXED                    1,109    150,075,806       19.59      8.697        663     135,325      84.00    85.97    76.36      96.00
FIXED BALLOON 40/30         93     27,075,875        3.53      7.358        678     291,138      77.68    83.33    78.32      93.06
FIXED BALLOON 50/30         70     26,589,951        3.47      7.398        669     379,856      81.35    87.60    76.50      96.95
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Initial                 Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Periodic                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Cap                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
2.000%                       8     $1,668,244        0.22%     9.728%       575    $208,531      75.90%   81.20%   67.41%     40.87%
3.000%                   2,013    560,645,173       73.19      8.484        620     278,512      80.65    87.42    56.64      92.81
N/A                      1,272    203,741,632       26.60      8.350        665     160,174      82.81    85.83    76.64      95.73
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Periodic                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Cap                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1.500%                   2,021   $562,313,418       73.40%     8.487%       620    $278,235      80.64%   87.40%   56.68%     92.66%
N/A                      1,272    203,741,632       26.60      8.350        665     160,174      82.81    85.83    76.64      95.73
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Rate Reset              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
13 - 24                  1,895   $527,064,156       68.80%     8.518%       618    $278,134      80.72%   87.44%   55.78%     92.84%
25 - 36                    108     29,700,805        3.88      8.031        641     275,007      80.16    87.36    67.10      91.08
49 & Above                  18      5,548,457        0.72      7.982        653     308,248      75.57    83.35    85.56      84.37
N/A                      1,272    203,741,632       26.60      8.350        665     160,174      82.81    85.83    76.64      95.73
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Life Maximum Rate       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0.001 - 11.999%              1       $959,999        0.13%     5.350%       717    $959,999      80.00%  100.00%  100.00%    100.00%
12.000 - 12.499%            23      7,448,497        0.97      6.330        662     323,848      77.62    88.54   100.00     100.00
12.500 - 12.999%           109     40,809,881        5.33      6.834        666     374,403      80.22    93.77    81.82      97.59
13.000 - 13.499%           187     63,229,001        8.25      7.270        649     338,123      80.03    91.20    76.03      95.80
13.500 - 13.999%           321    102,119,379       13.33      7.750        638     318,129      81.82    90.46    68.31      94.00
14.000 - 14.499%           255     71,229,186        9.30      8.252        638     279,330      81.81    90.49    52.94      90.55
14.500 - 14.999%           405    114,482,038       14.94      8.755        624     282,672      82.71    88.52    42.99      90.49
15.000 - 15.499%           244     60,940,609        7.96      9.256        599     249,757      81.83    85.67    44.89      88.94
15.500 - 15.999%           245     56,194,905        7.34      9.735        563     229,367      80.44    81.15    50.12      93.57
16.000% & Above            231     44,899,922        5.86     10.894        543     194,372      71.19    71.26    37.02      92.12
N/A                      1,272    203,741,632       26.60      8.350        665     160,174      82.81    85.83    76.64      95.73
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Margin                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0.001 - 4.999%             354   $122,883,076       16.04%     7.121%       652    $347,127      79.98%   91.40%   78.21%     96.85%
5.000 - 5.499%             283     86,875,128       11.34      7.854        635     306,979      81.53    90.21    64.75      95.94
5.500 - 5.999%             346     92,375,366       12.06      8.492        628     266,981      82.18    89.36    51.32      92.62
6.000 - 6.499%             324     89,597,870       11.70      8.840        619     276,537      82.58    88.71    43.68      89.10
6.500 - 6.999%             714    170,581,977       22.27      9.607        585     238,910      78.79    81.33    46.78      89.87
N/A                      1,272    203,741,632       26.60      8.350        665     160,174      82.81    85.83    76.64      95.73
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                       Distribution by Interest Only Term


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Interest                Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Only                      of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Term                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0                        3,155   $720,009,312       93.99%     8.514%       630    $228,212      81.21%   86.29%   60.61%     93.06%
36                          10      3,236,480        0.42      6.974        662     323,648      80.00    96.66    86.40     100.00
60                         128     42,809,258        5.59      7.502        658     334,447      81.35    97.88    83.34     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   3,293   $766,055,049      100.00%     8.451%       632    $232,631      81.22%   86.98%   61.98%     93.48%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $343,036,403
Number of Mortgage Loans:                                                  1,581
Average Scheduled Principal Balance:                                    $216,974
Weighted Average Gross Coupon:                                            8.598%
Weighted Average Net Coupon: (2)                                          8.088%
Weighted Average FICO Score:                                                 608
Weighted Average Original LTV Ratio: (3)                                  78.20%
Weighted Average Combined Original LTV Ratio: (3)                         78.20%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                        6.048%
Weighted Average Initial Rate Cap: (4)                                    2.994%
Weighted Average Periodic Rate Cap: (4)                                   1.500%
Weighted Average Gross Maximum Lifetime Rate: (4)                        14.855%
Percentage of Loans with Silent Seconds: (5)                               2.74%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      42.91%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Current Principal         of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Balance                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
$50,000 & Below              8       $399,263        0.12%     9.918%       586     $49,908      43.09%   43.09%   37.43%     75.03%
$50,001 - $75,000           51      3,318,814        0.97      9.777        607      65,075      75.62    77.26    79.83      62.71
$75,001 - $100,000          99      8,804,949        2.57      9.186        601      88,939      73.93    76.78    78.23      82.27
$100,001 - $125,000        152     17,353,034        5.06      8.938        598     114,165      73.92    78.36    73.61      91.46
$125,001 - $150,000        155     21,494,070        6.27      9.333        589     138,671      75.72    78.21    67.97      88.38
$150,001 - $200,000        335     58,399,018       17.02      8.869        598     174,325      75.95    78.65    71.01      91.32
$200,001 - $250,000        237     53,203,006       15.51      8.656        601     224,485      77.44    79.72    69.26      92.95
$250,001 - $300,000        216     59,345,938       17.30      8.510        608     274,750      78.49    81.43    66.33      88.41
$300,001 - $350,000        156     50,299,134       14.66      8.220        618     322,430      81.39    83.95    60.99      91.71
$350,001 - $400,000        105     39,647,894       11.56      8.459        612     377,599      80.50    81.59    55.36      91.54
$400,001 & Above            67     30,771,283        8.97      7.934        642     459,273      81.16    83.03    60.87      88.68
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Current Rate            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
5.500 - 5.999%              12     $3,125,568        0.91%     5.990%       757    $260,464      60.71%   60.71%  100.00%    100.00%
6.000 - 6.499%              38     10,634,753        3.10      6.240        687     279,862      68.51    70.33    96.98     100.00
6.500 - 6.999%              86     23,119,357        6.74      6.831        661     268,830      76.60    80.44    91.96      97.42
7.000 - 7.499%             132     35,321,588       10.30      7.262        643     267,588      78.45    82.46    78.03      93.73
7.500 - 7.999%             225     53,191,812       15.51      7.784        631     236,408      80.44    84.42    81.69      89.02
8.000 - 8.499%             163     33,668,636        9.81      8.247        616     206,556      80.08    83.80    72.97      90.42
8.500 - 8.999%             289     63,676,034       18.56      8.746        611     220,332      82.03    84.44    61.87      85.37
9.000% & Above             636    120,298,655       35.07      9.986        563     189,149      76.20    77.07    46.92      89.69
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Credit Score            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
740 & Above                 47    $10,404,906        3.03%     7.307%       766    $221,381      73.91%   76.67%   80.64%     69.43%
720 - 739                   17      3,644,286        1.06      7.219        729     214,370      75.42    79.34    64.67      94.86
700 - 719                   35      8,398,421        2.45      7.604        710     239,955      78.91    81.24    76.96      57.10
680 - 699                   67     18,909,413        5.51      7.446        688     282,230      81.69    85.82    66.22      81.74
660 - 679                  128     32,078,708        9.35      7.817        669     250,615      81.97    86.90    64.28      88.61
640 - 659                  175     38,680,071       11.28      7.992        649     221,029      82.87    89.09    64.20      87.58
620 - 639                  195     41,718,627       12.16      8.197        629     213,942      81.76    85.70    71.60      88.78
600 - 619                  173     38,544,892       11.24      8.311        608     222,803      80.70    83.77    69.47      92.17
580 - 599                  147     31,521,800        9.19      8.681        590     214,434      80.19    80.38    70.19      94.96
560 - 579                  145     29,243,130        8.52      9.076        569     201,677      74.90    75.05    64.25      94.87
540 - 559                  152     31,355,142        9.14      9.315        550     206,284      75.46    75.73    59.95      98.09
520 - 539                  136     27,550,208        8.03      9.839        530     202,575      70.19    70.31    59.29      95.08
500 - 519                  164     30,986,798        9.03     10.263        509     188,944      71.00    71.00    58.86      93.66
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Lien                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1                        1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Combined                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
60.00% & Below             186    $31,365,222        9.14%     8.697%       597    $168,630      49.36%   49.70%   58.70%     94.87%
60.01 - 70.00%             218     47,507,967       13.85      9.184        583     217,926      66.44    66.59    50.85      92.50
70.01 - 80.00%             598    129,910,123       37.87      8.486        602     217,241      78.16    83.79    61.94      91.90
80.01 - 85.00%             183     42,387,602       12.36      8.292        613     231,626      84.37    85.07    73.47      94.02
85.01 - 90.00%             293     68,719,858       20.03      8.538        626     234,539      89.74    90.67    79.07      78.82
90.01 - 95.00%              71     17,075,837        4.98      8.414        649     240,505      94.75    94.82    69.82      95.32
95.01 - 100.00%             32      6,069,795        1.77      9.219        660     189,681      99.86    99.86    93.53     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
60.00% & Below             186    $31,365,222        9.14%     8.697%       597    $168,630      49.36%   49.70%   58.70%     94.87%
60.01 - 70.00%             218     47,507,967       13.85      9.184        583     217,926      66.44    66.59    50.85      92.50
70.01 - 80.00%             598    129,910,123       37.87      8.486        602     217,241      78.16    83.79    61.94      91.90
80.01 - 85.00%             183     42,387,602       12.36      8.292        613     231,626      84.37    85.07    73.47      94.02
85.01 - 90.00%             293     68,719,858       20.03      8.538        626     234,539      89.74    90.67    79.07      78.82
90.01 - 95.00%              71     17,075,837        4.98      8.414        649     240,505      94.75    94.82    69.82      95.32
95.01 - 100.00%             32      6,069,795        1.77      9.219        660     189,681      99.86    99.86    93.53     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Documentation           Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Full Doc                 1,077   $226,116,511       65.92%     8.269%       612    $209,950      79.67%   82.23%  100.00%     88.80%
Stated Doc                 495    114,660,556       33.43      9.255        602     231,637      75.24    77.56     0.00      92.79
Limited Doc                  9      2,259,335        0.66      8.151        592     251,037      81.23    81.23     0.00     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Purpose                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Cashout Refi             1,354   $297,851,064       86.83%     8.631%       602    $219,979      77.43%   79.18%   64.65%     93.76%
Purchase                   179     35,311,461       10.29      8.377        659     197,271      84.11    92.70    71.81      57.87
Rate/term Refi              48      9,873,878        2.88      8.382        624     205,706      80.25    82.27    82.93      98.58
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Occupancy               Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Owner Occupied           1,411   $309,447,865       90.21%     8.573%       604    $219,311      77.84%   80.28%   64.89%    100.00%
Investor                   156     30,369,614        8.85      8.865        649     194,677      81.86    84.78    77.88       0.00
Second Home                 14      3,218,924        0.94      8.440        612     229,923      78.12    78.12    51.93       0.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Property Type           Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Single Family            1,353   $283,056,256       82.51%     8.642%       602    $209,206      78.14%   80.47%   67.38%     92.16%
2 Family                   106     30,329,065        8.84      8.251        644     286,123      77.63    81.75    50.34      86.13
Condo                       85     16,592,654        4.84      8.686        626     195,208      81.00    83.55    56.85      83.25
3-4 Family                  37     13,058,427        3.81      8.337        632     352,930      77.34    78.69    81.87      66.24
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
State                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
CA                         209    $59,582,789       17.37%     8.248%       612    $285,085      74.62%   76.07%   62.46%     91.12%
FL                         257     46,251,471       13.48      8.727        597     179,967      76.56    78.27    61.13      87.90
MD                         160     36,108,389       10.53      8.655        605     225,677      78.52    80.29    69.55      94.35
NY                          98     33,095,993        9.65      8.033        631     337,714      75.34    77.34    58.52      89.31
NJ                         103     25,144,112        7.33      9.240        588     244,118      76.77    78.44    54.79      94.38
IL                         120     24,822,833        7.24      8.832        605     206,857      83.75    85.68    69.91      92.10
VA                          66     13,231,124        3.86      8.973        579     200,472      79.44    80.98    75.30      97.26
AZ                          55     11,499,463        3.35      8.503        617     209,081      76.62    80.15    65.55      80.08
CT                          43      8,652,652        2.52      8.873        597     201,224      79.31    82.69    65.81      95.38
GA                          55      8,507,929        2.48      8.819        612     154,690      85.55    89.44    89.75      84.90
Other                      415     76,139,649       22.20      8.616        616     183,469      80.83    85.23    71.16      87.64
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total (1):               1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========

(1) Total balance may not add due to rounding


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Zip                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
11233                        4     $1,895,697        0.55%     7.564%       683    $473,924      82.27%   87.88%   58.57%    100.00%
11208                        4      1,491,971        0.43      8.977        603     372,993      80.00    91.11    20.09     100.00
33023                        7      1,477,483        0.43      9.106        576     211,069      70.33    70.33    38.56     100.00
60629                        6      1,461,428        0.43      8.039        619     243,571      83.95    84.93    59.80      90.15
20019                        6      1,397,380        0.41      9.045        581     232,897      76.97    78.17    42.80      75.87
20774                        5      1,329,191        0.39      8.281        615     265,838      83.15    83.15    75.65     100.00
20772                        5      1,268,586        0.37      8.104        608     253,717      75.82    75.82   100.00     100.00
11221                        3      1,256,556        0.37      7.682        651     418,852      73.61    73.61    78.12      63.01
20785                        6      1,236,451        0.36      8.941        602     206,075      86.97    92.14    84.49      77.08
20747                        5      1,224,050        0.36      7.890        651     244,810      81.99    84.78    81.38      83.18
Other                    1,530    328,997,612       95.91      8.609        608     215,031      78.14    80.59    66.07      90.23
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Remaining               Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Maturity                Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1 - 180                      3       $396,314        0.12%     7.019%       703    $132,105      54.25%   54.25%  100.00%     78.93%
181 - 240                    5        875,111        0.26      8.073        635     175,022      73.93    73.93    57.05      69.24
241 - 360                1,573    341,764,978       99.63      8.601        608     217,270      78.24    80.71    65.90      90.28
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Amortization Type       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
2 YR ARM                   593   $117,606,783       34.28%     9.241%       585    $198,325      79.38%   81.01%   56.52%     90.28%
2 YR ARM BALLOON 40/30     224     50,208,626       14.64      8.988        586     224,146      77.25    79.65    60.81      85.10
2 YR ARM BALLOON 50/30     281     70,872,189       20.66      8.417        609     252,214      79.83    82.97    63.23      92.30
2 YR ARM IO                 30      7,491,386        2.18      7.608        647     249,713      81.69    93.98    85.05     100.00
3 YR ARM                    29      5,094,868        1.49      8.737        604     175,685      81.75    83.87    68.37      95.75
3 YR ARM BALLOON 40/30       7      2,046,567        0.60      7.791        625     292,367      75.50    75.50    65.80      70.63
3 YR ARM BALLOON 50/30      22      6,203,240        1.81      8.262        631     281,965      75.85    80.43    64.13      71.69
3 YR ARM IO                  5      1,426,849        0.42      6.770        639     285,370      78.88    85.20   100.00     100.00
5 YR ARM                     6      1,102,687        0.32      9.117        587     183,781      83.40    85.94   100.00      79.13
5 YR ARM BALLOON 40/30       1        182,537        0.05      6.950        783     182,537      79.46    79.46   100.00       0.00
5 YR ARM BALLOON 50/30       3      1,098,254        0.32      7.059        707     366,085      85.14    92.79   100.00      58.61
5 YR ARM IO                  1        302,400        0.09      7.490        673     302,400      80.00   100.00   100.00     100.00
FIXED                      289     58,352,834       17.01      7.793        644     201,913      74.25    75.86    84.44      93.34
FIXED BALLOON 40/30         56     11,914,791        3.47      7.623        661     212,764      76.84    78.90    69.77      90.92
FIXED BALLOON 50/30         34      9,132,391        2.66      7.605        651     268,600      78.34    82.01    81.29      91.12
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Initial                 Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Periodic                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Cap                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
2.000%                       6     $1,528,807        0.45%     9.705%       577    $254,801      75.17%   80.95%   64.44%     35.47%
3.000%                   1,196    262,107,580       76.41      8.850        597     219,153      79.15    81.76    61.09      89.77
N/A                        379     79,400,016       23.15      7.746        648     209,499      75.11    77.02    81.87      92.72
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Periodic                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Cap                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1.500%                   1,202   $263,636,387       76.85%     8.855%       596    $219,331      79.13%   81.76%   61.11%     89.45%
N/A                        379     79,400,016       23.15      7.746        648     209,499      75.11    77.02    81.87      92.72
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
TOTAL:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Rate Reset              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
13 - 24                  1,128   $246,178,984       71.76%     8.903%       594    $218,244      79.14%   81.69%   60.19%     90.10%
25 - 36                     63     14,771,525        4.31      8.216        621     234,469      78.13    81.40    69.29      82.58
49 & Above                  11      2,685,878        0.78      7.945        659     244,171      83.46    89.88   100.00      67.71
N/A                        379     79,400,016       23.15      7.746        648     209,499      75.11    77.02    81.87      92.72
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Life Maximum Rate       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
12.000 - 12.499%             9     $2,663,241        0.78%     6.230%       650    $295,916      77.10%   80.52%  100.00%    100.00%
12.500 - 12.999%            34      9,873,566        2.88      6.879        650     290,399      79.34    86.94    88.53      98.15
13.000 - 13.499%            80     21,868,975        6.38      7.287        634     273,362      79.57    84.38    78.33      92.43
13.500 - 13.999%           148     37,518,901       10.94      7.787        625     253,506      81.47    85.90    79.95      92.29
14.000 - 14.499%           128     27,797,599        8.10      8.250        614     217,169      80.95    84.47    71.89      88.96
14.500 - 14.999%           238     54,440,841       15.87      8.752        609     228,743      82.30    84.93    57.82      84.67
15.000 - 15.499%           181     38,098,245       11.11      9.253        592     210,488      80.29    82.30    48.88      85.90
15.500 - 15.999%           191     36,684,778       10.69      9.749        557     192,067      77.93    78.37    55.45      91.76
16.000% & Above            193     34,690,240       10.11     11.023        535     179,742      69.99    70.09    35.03      90.57
N/A                        379     79,400,016       23.15      7.746        648     209,499      75.11    77.02    81.87      92.72
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Margin                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0.001 - 4.999%             138    $37,806,044       11.02%     7.199%       636    $273,957      79.25%   84.50%   81.61%     94.26%
5.000 - 5.499%             143     35,474,730       10.34      7.946        617     248,075      80.83    85.16    74.32      95.25
5.500 - 5.999%             201     42,768,676       12.47      8.673        604     212,779      81.28    83.92    65.06      90.41
6.000 - 6.499%             197     44,421,673       12.95      8.866        606     225,491      82.15    85.10    60.24      83.91
6.500 - 6.999%             523    103,165,264       30.07      9.844        567     197,257      76.31    77.25    47.79      87.69
N/A                        379     79,400,016       23.15      7.746        648     209,499      75.11    77.02    81.87      92.72
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                       Distribution by Interest Only Term


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Interest                Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Only                      of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Term                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0                        1,545   $333,815,767       97.31%     8.629%       607    $216,062      78.12%   80.33%   65.31%     89.94%
36                           2        616,800        0.18      6.734        626     308,400      80.00    84.96   100.00     100.00
60                          34      8,603,835        2.51      7.527        648     253,054      81.29    93.38    86.98     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,581   $343,036,403      100.00%     8.598%       608    $216,974      78.20%   80.66%   65.92%     90.21%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $423,018,647
Number of Mortgage Loans:                                                  1,712
Average Scheduled Principal Balance:                                    $247,090
Weighted Average Gross Coupon:                                            8.331%
Weighted Average Net Coupon: (2)                                          7.821%
Weighted Average FICO Score:                                                 651
Weighted Average Original LTV Ratio: (3)                                  73.82%
Weighted Average Combined Original LTV Ratio: (3)                         83.66%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                        5.650%
Weighted Average Initial Rate Cap: (4)                                    3.000%
Weighted Average Periodic Rate Cap: (4)                                   1.500%
Weighted Average Gross Maximum Lifetime Rate: (4)                        14.163%
Percentage of Loans with Silent Seconds: (5)                               4.03%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      41.86%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Current Principal         of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Balance                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
$50,000 & Below            284    $10,042,395        2.37%    11.160%       654     $35,361      99.23%   99.23%   74.76%     95.57%
$50,001 - $75,000          187     11,677,156        2.76     10.969        653      62,445      97.97    98.47    61.27      97.93
$75,001 - $100,000         140     12,063,345        2.85     10.639        657      86,167      95.91    97.02    52.01      99.37
$100,001 - $125,000         88      9,919,905        2.35     10.133        645     112,726      91.72    95.71    60.03     100.00
$125,001 - $150,000         97     13,215,622        3.12      9.753        648     136,244      88.24    94.61    60.13      99.02
$150,001 - $200,000        158     27,847,889        6.58      8.923        657     176,252      86.17    97.25    58.39     100.00
$200,001 - $250,000        104     23,547,184        5.57      8.220        643     226,415      82.40    96.56    65.94     100.00
$250,001 - $300,000         79     21,891,780        5.18      8.273        646     277,111      82.50    96.26    54.02     100.00
$300,001 - $350,000         75     24,239,099        5.73      7.884        666     323,188      82.31    96.96    48.42     100.00
$350,001 - $400,000         61     22,905,128        5.41      7.736        664     375,494      82.38    98.13    54.54     100.00
$400,001 & Above           439    245,669,144       58.08      7.876        648     559,611      81.37    88.58    59.45      93.70
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Current Rate            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
5.000 - 5.499%               1       $959,999        0.23%     5.350%       717    $959,999      80.00%  100.00%  100.00%    100.00%
5.500 - 5.999%              13      7,674,156        1.81      5.990        740     590,320      69.23    69.23   100.00     100.00
6.000 - 6.499%              37     16,268,594        3.85      6.298        703     439,692      76.05    84.42    97.28     100.00
6.500 - 6.999%             117     49,816,032       11.78      6.792        681     425,778      79.98    92.29    83.59      94.78
7.000 - 7.499%             142     56,180,203       13.28      7.268        661     395,635      80.70    93.31    80.42      97.15
7.500 - 7.999%             202     75,822,188       17.92      7.729        647     375,357      82.05    92.92    62.54      95.73
8.000 - 8.499%             135     46,526,617       11.00      8.250        656     344,642      82.75    94.39    41.45      92.12
8.500 - 8.999%             176     63,380,328       14.98      8.753        636     360,116      82.95    91.61    30.50      95.99
9.000% & Above             889    106,390,530       25.15     10.334        626     119,674      91.15    92.87    48.32      97.43
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Credit Score            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
740 & Above                 74    $25,943,163        6.13%     7.411%       766    $350,583      80.84%   86.65%   59.31%     88.84%
720 - 739                   68     21,344,602        5.05      7.791        729     313,891      83.87    91.90    49.03      93.60
700 - 719                  123     33,271,989        7.87      7.930        709     270,504      82.97    93.70    42.69      94.28
680 - 699                  181     42,038,719        9.94      8.066        689     232,258      84.11    95.59    44.05      96.93
660 - 679                  260     56,271,429       13.30      8.226        669     216,429      85.45    97.63    56.87      97.25
640 - 659                  399     84,864,612       20.06      8.449        649     212,693      85.22    96.43    49.68      96.55
620 - 639                  253     53,691,088       12.69      8.362        628     212,218      86.10    94.90    80.37      98.22
600 - 619                  186     41,800,462        9.88      8.578        609     224,734      85.47    92.18    77.26      97.03
580 - 599                   44     17,315,186        4.09      8.657        589     393,527      84.55    84.65    56.13      94.55
560 - 579                   34     12,379,293        2.93      8.863        569     364,097      78.26    79.11    50.23      94.91
540 - 559                   41     17,204,135        4.07      8.875        550     419,613      73.87    74.44    75.09      97.25
520 - 539                   19      6,598,933        1.56      9.174        529     347,312      81.57    81.57    72.57      98.04
500 - 519                   30     10,295,034        2.43      9.966        509     343,168      70.76    70.76    66.96      99.26
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Lien                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1                          989   $371,136,430       87.74%     7.952%       649    $375,264      81.42%   91.05%   59.12%     95.71%
2                          723     51,882,217       12.26     11.043        664      71,760      99.67    99.67    56.46      99.14
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Combined                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
60.00% & Below              33    $11,703,401        2.77%     7.908%       614    $354,649      51.21%   51.21%   80.03%     92.53%
60.01 - 70.00%              43     18,994,068        4.49      7.745        634     441,723      66.95    66.95    56.78      99.32
70.01 - 80.00%             642    225,370,075       53.28      7.815        657     351,044      79.51    94.55    54.97      96.94
80.01 - 85.00%              69     32,314,520        7.64      7.991        617     468,326      84.68    87.28    76.19      94.45
85.01 - 90.00%             107     45,178,554       10.68      8.170        639     422,229      89.66    91.70    67.94      86.26
90.01 - 95.00%             105     24,372,548        5.76      8.683        652     232,120      94.71    94.95    61.36      98.04
95.01 - 100.00%            713     65,085,481       15.39     10.517        667      91,284      99.95    99.95    52.87     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
60.00% & Below             756    $63,585,618       15.03%    10.466%       655     $84,108      90.75%   90.75%   60.80%     97.93%
60.01 - 70.00%              43     18,994,068        4.49      7.745        634     441,723      66.95    66.95    56.78      99.32
70.01 - 80.00%             642    225,370,075       53.28      7.815        657     351,044      79.51    94.55    54.97      96.94
80.01 - 85.00%              69     32,314,520        7.64      7.991        617     468,326      84.68    87.28    76.19      94.45
85.01 - 90.00%             102     44,697,519       10.57      8.134        639     438,211      89.65    91.72    67.60      86.18
90.01 - 95.00%              53     22,406,486        5.30      8.434        652     422,764      94.71    94.98    59.53      99.73
95.01 - 100.00%             47     15,650,362        3.70      8.934        675     332,986      99.92    99.92    46.12     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Documentation           Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Full Doc                 1,053   $248,720,091       58.80%     7.979%       644    $236,201      83.38%   91.32%  100.00%     95.55%
Stated Doc                 630    163,768,763       38.71      8.859        662     259,950      83.74    93.08     0.00      97.04
Limited Doc                 29     10,529,792        2.49      8.443        635     363,096      89.10    95.62     0.00      95.73
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Purpose                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Purchase                 1,173   $241,474,066       57.08%     8.442%       664    $205,860      85.27%   97.36%   54.13%     96.83%
Cashout Refi               522    174,323,864       41.21      8.230        632     333,954      81.97    85.55    63.56      95.31
Rate/term Refi              17      7,220,717        1.71      7.080        660     424,748      70.82    75.03   100.00      92.48
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Occupancy               Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Owner Occupied           1,655   $406,641,666       96.13%     8.335%       650    $245,705      83.72%   92.42%   58.44%    100.00%
Investor                    48     12,069,924        2.85      8.429        679     251,457      83.65    86.21    65.59       0.00
Second Home                  9      4,307,057        1.02      7.705        667     478,562      78.33    79.23    73.39       0.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Property Type           Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Single Family            1,506   $373,397,818       88.27%     8.324%       647    $247,940      83.40%   91.62%   59.77%     96.92%
Condo                      127     25,674,379        6.07      8.424        657     202,160      85.45    95.90    65.93      94.39
2 Family                    76     23,367,322        5.52      8.333        706     307,465      85.66    95.81    34.41      85.25
3-4 Family                   3        579,128        0.14      9.176        589     193,043      90.53    90.53   100.00     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
State                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
CA                         452   $158,207,074       37.40%     8.020%       653    $350,016      82.56%   90.20%   61.65%     96.55%
FL                         259     51,274,869       12.12      8.568        644     197,972      82.90    92.05    53.20      97.97
NY                         137     44,564,249       10.53      8.108        681     325,286      85.06    93.13    47.87      88.64
MD                         125     32,219,229        7.62      8.512        642     257,754      84.02    92.53    59.63      98.35
VA                          66     18,757,900        4.43      8.717        624     284,211      82.61    91.66    59.13      97.48
NJ                          59     15,978,783        3.78      8.780        649     270,827      85.90    92.58    50.03     100.00
IL                          74     10,964,199        2.59      8.867        647     148,165      84.91    94.96    60.98      99.13
AZ                          55      8,896,272        2.10      8.674        634     161,750      86.33    95.03    59.99      99.83
GA                          61      7,394,337        1.75      8.274        661     121,219      85.54    99.77    79.67     100.00
HI                          23      7,202,590        1.70      7.893        670     313,156      83.25    94.81    76.07     100.00
Other                      401     67,559,144       15.97      8.649        643     168,477      84.77    93.79    60.52      94.54
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Zip                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
20772                        7     $2,517,775        0.60%     7.729%       673    $359,682      82.57%   95.15%   87.31%    100.00%
94080                        6      2,329,330        0.55      8.462        655     388,222      84.00   100.00    64.38     100.00
11413                        7      2,046,620        0.48      8.308        689     292,374      85.25    97.90    46.11      79.04
92532                        5      1,972,702        0.47      8.455        638     394,540      87.76    98.29    34.18     100.00
11234                        6      1,907,840        0.45      8.516        650     317,973      86.66    97.05    32.71     100.00
90745                        5      1,805,950        0.43      7.910        640     361,190      85.73    97.11    67.65     100.00
94501                        3      1,637,364        0.39      8.632        622     545,788      84.10    92.30    51.22      51.22
94531                        3      1,590,742        0.38      7.460        653     530,247      88.08    88.08   100.00     100.00
20721                        4      1,590,524        0.38      7.816        612     397,631      83.86    87.13   100.00     100.00
90620                        4      1,543,683        0.36      7.402        661     385,921      81.29    87.59    60.58     100.00
Other                    1,662    404,076,118       95.52      8.343        651     243,126      83.60    91.99    58.55      96.25
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Remaining               Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Maturity                Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1 - 180                     60     $1,871,198        0.44%    11.535%       658     $31,187      98.65%   98.65%   69.92%     81.39%
181 - 240                    1         98,077        0.02     10.400        655      98,077     100.00   100.00   100.00     100.00
241 - 360                1,651    421,049,371       99.53      8.317        651     255,027      83.59    92.08    58.74      96.19
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Amortization Type       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
2 YR ARM                   250    $75,773,894       17.91%     8.445%       628    $303,096      81.72%   91.63%   49.62%     91.00%
2 YR ARM BALLOON 40/30     148     61,025,292       14.43      8.291        640     412,333      83.50    91.06    45.81      93.74
2 YR ARM BALLOON 50/30     277    110,315,164       26.08      8.147        639     398,250      81.80    91.87    47.60      97.51
2 YR ARM IO                 92     33,770,822        7.98      7.506        661     367,074      81.38    99.00    82.20     100.00
3 YR ARM                    11      2,730,464        0.65      8.388        639     248,224      82.31    97.19    44.27     100.00
3 YR ARM BALLOON 40/30       5      1,213,203        0.29      8.487        677     242,641      90.08    94.94    62.04     100.00
3 YR ARM BALLOON 50/30      20      8,204,334        1.94      7.846        661     410,217      81.67    89.62    65.73      99.07
3 YR ARM IO                  9      2,781,280        0.66      7.043        670     309,031      80.00    99.45    84.18     100.00
5 YR ARM                     4      1,375,184        0.33      7.809        693     343,796      82.10    93.70    58.03     100.00
5 YR ARM BALLOON 40/30       1        990,519        0.23      8.650        571     990,519      42.90    42.90   100.00     100.00
5 YR ARM BALLOON 50/30       1        223,876        0.05      8.650        643     223,876      80.00   100.00     0.00     100.00
5 YR ARM IO                  1        273,000        0.06      6.250        695     273,000      80.00   100.00   100.00     100.00
FIXED                      820     91,722,972       21.68      9.273        674     111,857      90.20    92.40    71.22      97.70
FIXED BALLOON 40/30         37     15,161,083        3.58      7.150        692     409,759      78.34    86.82    85.04      94.74
FIXED BALLOON 50/30         36     17,457,561        4.13      7.290        678     484,932      82.93    90.52    74.00     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Initial                 Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Periodic                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Cap                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
2.000%                       2       $139,437        0.03%     9.983%       558     $69,719      83.91%   83.91%  100.00%    100.00%
3.000%                     817    298,537,594       70.57      8.162        640     365,407      81.97    92.38    52.74      95.49
N/A                        893    124,341,616       29.39      8.736        677     139,240      87.73    91.46    73.29      97.66
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Periodic                  of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Cap                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
1.500%                     819   $298,677,031       70.61%     8.163%       640    $364,685      81.97%   92.38%   52.76%     95.49%
N/A                        893    124,341,616       29.39      8.736        677     139,240      87.73    91.46    73.29      97.66
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Rate Reset              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
13 - 24                    767   $280,885,172       66.40%     8.181%       639    $366,213      82.10%   92.49%   51.92%     95.23%
25 - 36                     45     14,929,280        3.53      7.847        660     331,762      82.16    93.27    64.94      99.49
49 & Above                   7      2,862,579        0.68      8.017        647     408,940      68.17    77.22    72.02     100.00
N/A                        893    124,341,616       29.39      8.736        677     139,240      87.73    91.46    73.29      97.66
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Life Maximum Rate       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0.001 - 11.999%              1       $959,999        0.23%     5.350%       717    $959,999      80.00%  100.00%  100.00%    100.00%
12.000 - 12.499%            14      4,785,256        1.13      6.385        669     341,804      77.91    93.01   100.00     100.00
12.500 - 12.999%            75     30,936,315        7.31      6.820        672     412,484      80.50    95.95    79.68      97.42
13.000 - 13.499%           107     41,360,026        9.78      7.261        657     386,542      80.28    94.80    74.81      97.59
13.500 - 13.999%           173     64,600,478       15.27      7.728        645     373,413      82.02    93.10    61.54      94.99
14.000 - 14.499%           127     43,431,587       10.27      8.253        654     341,981      82.37    94.35    40.81      91.56
14.500 - 14.999%           167     60,041,197       14.19      8.757        637     359,528      83.08    91.78    29.55      95.76
15.000 - 15.499%            63     22,842,364        5.40      9.261        612     362,577      84.39    91.29    38.22      94.02
15.500 - 15.999%            54     19,510,127        4.61      9.708        576     361,299      85.17    86.37    40.10      96.97
16.000% & Above             38     10,209,682        2.41     10.458        568     268,676      75.24    75.24    43.80      97.37
N/A                        893    124,341,616       29.39      8.736        677     139,240      87.73    91.46    73.29      97.66
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
                        Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Margin                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0.001 - 4.999%             216    $85,077,031       20.11%     7.085%       659    $393,875      80.31%   94.47%   76.69%     98.00%
5.000 - 5.499%             140     51,400,398       12.15      7.790        646     367,146      82.01    93.70    58.15      96.41
5.500 - 5.999%             145     49,606,691       11.73      8.335        648     342,115      82.96    94.05    39.47      94.53
6.000 - 6.499%             127     45,176,198       10.68      8.814        632     355,718      83.01    92.27    27.40      94.20
6.500 - 6.999%             191     67,416,713       15.94      9.245        611     352,967      82.59    87.58    45.22      93.21
N/A                        893    124,341,616       29.39      8.736        677     139,240      87.73    91.46    73.29      97.66
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========


                       Distribution by Interest Only Term


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted                            Avg.      Avg.
Interest                Number                   Pool By      Avg.     Weighted     Avg.      Combined    CLTV     Pct.      Pct.
Only                      of      Principal     Principal    Gross       Avg.     Principal   Original   incld     Full     Owner
Term                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
0                        1,610   $386,193,545       91.29%     8.414%       650    $239,872      83.89%   91.45%   56.54%     95.76%
36                           8      2,619,680        0.62      7.030        671     327,460      80.00    99.42    83.20     100.00
60                          94     34,205,422        8.09      7.495        661     363,887      81.36    99.02    82.43     100.00
---------------------   ------   ------------   ---------   --------   --------   ---------   --------   ------   ------   --------
Total:                   1,712   $423,018,647      100.00%     8.331%       651    $247,090      83.66%   92.11%   58.80%     96.13%
=====================   ======   ============   =========   ========   ========   =========   ========   ======   ======   ========




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.